      As filed with the Securities and Exchange Commission on July 9, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4840

                              The Tocqueville Trust
                              ---------------------
               (Exact name of registrant as specified in charter)


                              The Tocqueville Trust
                           1675 Broadway, 16/th/ Floor
                            New York, New York 10019
               (Address of principal executive offices) (Zip code)


                        Robert W. Kleinschmidt, President
                              The Tocqueville Trust
                                  1675 Broadway
                            New York, New York 10019
                     (Name and address of agent for service)

                                 (212) 698-0800
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Item 1. Report to Stockholders.

                              SEMI-ANNUAL REPORT

                                April 30, 2004

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                         The Tocqueville Genesis Fund

[LOGO] Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

    Our family of funds has continued to perform satisfactorily in the six months ended April 30, 2004.

    In the early part of this period, our investment selections generally benefited from the same economic backdrop that allowed us to achieve excellent performances last year, and which we had correctly anticipated: a synchronized global economic recovery, rising demand for commodities and basic investment goods, and a general weakness of the U.S. dollar.

    In the first few months of 2004, corrections set in that tended to affect many of our better-performing holdings. However, the overall setbacks to our funds were relatively modest when compared to the gains of the prior year.

    We believe the economic backdrop that has helped us look for value where many others did not see it remains intact. Part of the corrections in the industrial metals, gold, and the Euro for example, have been due to the unwinding of short-term speculative positions with excessive financial leverage. Once this unwinding is completed (soon we think), the long-term fundamentals should reassert themselves.

    Our outlook is for continued global growth, though somewhat more balanced, with the United States slowing some, but Japan and Europe picking up some steam and China constrained only by growing pains and the need to build more infrastructure. Under such conditions, we would expect continued strong demand and rising profits for producers of commodities and basic investment goods around the world. We would also expect continued (though not necessarily acute) U.S. dollar weakness.

    A new development to factor in is a likely rise in interest rates. This reinforces the need to pay attention to companies' financial strength, and to be strict about valuation criteria, since price-earnings ratios tend to decline when interest rates rise.

    This is not an easy time for contrarian or value investors like us. The investment community's consensus has generally caught up to our view of the global economy and the U.S. dollar, so that we are only contrarians to the extent that we believe these trends will last somewhat longer than expected. As for values, they are not as scarce as a few months ago, but they are not widespread either--except perhaps in Europe, about which investor sentiment remains broadly negative, as it was about Japan two years ago, when we positioned our portfolios there.

    We believe that the investment environment will remain volatile and challenging for several years, as it has been following the bursting of previous stock market bubbles. Solid fundamental research and a disciplined focus on value should help us avoid many of the pitfalls ahead.

Sincerely,

/s/ Francois Sicart

Francois Sicart
Chairman and Principal Executive Officer

                             See Legend on Page 12

                                                          Semi-Annual Report 1

The Tocqueville Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    For the sixth-month period ended April 30, 2004, the first half of our fiscal year, The Tocqueville Fund registered a total return of 8.05%. This compares with a 6.27% return for the overall market as measured by the S&P 500 Index, our usual benchmark.

    Results over the past six months were aided by the strong performance of our over-weighted position in energy related shares, which benefited, although only partially in our view, from the higher oil and gas prices. Indeed, in terms of impact on the Fund, five of the top ten performing stocks in our portfolio were energy names, viz., Core Laboratories, an oil service concern, Amerada Hess, a large refiner as well as an important exploration and production company, Murphy Oil, a longtime holding that has excelled at finding oil through the drill bit, TXU Corporation, a Texas based electric and natural gas utility, and Devon Energy, one of the U.S.'s largest gas producers. Combined, these five plus other energy related positions lifted results by 2.73%. Of the remaining top ten performers, Mitsubishi Tokyo Finance, the large Japanese bank and financial conglomerate, stood out, as did Scientific Games, a provider of lottery systems to state, local and national governments, and Zenith National, a California based workman's compensation provider that benefited from stronger state government leadership in the Sunshine state. Each of these names added around 0.5% to the Fund's performance over the period.

    Once again, the Fund was fortunate in not having any significant losing positions over the six-month period. The largest negative contribution, 0.49%, came from Newmont Mining, a gold miner, and one of our largest holdings. We continue to be bullish on gold prices and on Newmont for the long term, but it is not surprising that the shares, after more than doubling over the prior 12 months, corrected in the first half. The only other significant negative contributor to results was Inco, the huge nickel-mining firm, which cost the portfolio 0.35% over the period. Here too, a correction was to be expected after the extremely strong performance of the stock over the previous six months. Our take on Inco and the metals and mining stocks in general is that we are in the midst of a multi-year up-cycle in the stocks.

Purchases and Sales

    During the first half of the fiscal year, the fund was active, cautiously putting to work new assets that came into the portfolio as a result of the merger with the Gintel Fund as of the last day of the previous fiscal year. These assets, the vast bulk of which came in as cash, have been gradually redeployed. As a consequence, the level of transactions was somewhat greater than normal. In all, nineteen new positions were added to the portfolio, while a total of twelve positions were eliminated, either because they had reached our price objectives or because we lost confidence in the investment thesis behind the position. As a result, the total number of equity positions in the Fund rose by seven to fifty-nine, a relatively high number for the Fund, although still a very concentrated portfolio by industry standards. The greater number of positions, and consequently the relatively smaller investment commitment to each name, reflects our somewhat lower level of conviction regarding the equity markets after the sharp rise of the previous twelve months. Over time, we would expect to increase position size and reduce the number of positions we hold as our conviction on various stocks grows and as the economy continues to catch-up with the valuations in the market place.

Outlook

    The economic recovery in the U.S. is firmly in place and it is a very powerful one. Around the world, particularly in Asia, our recovery is being echoed with strong growth in India and China. Even more importantly, Japan, the world's second largest economy, one three times greater than that of India and China combined, is recovering after a long, long slump. Japan's economic renaissance should continue and represents a major positive for world economic growth and for global equity markets. We expect the recovery in the U.S. and in Asia to continue, and to continue to be reflected in corporate profits. At the same time we recognize that the trend in interest rates is very likely to be higher and therefore that price earnings ratios will be under pressure for some time to come. We would not be surprised to see p/e ratios revert to their previous levels of twelve to fourteen times earnings compared with their more recent levels of over twenty times earnings, as this process plays out. Thus, we strongly believe that good stock picking will remain the key to profitable equity investing in the period ahead.

2   April 30, 2004

    Thank you for your continued support. As your fellow investors as well as the portfolio managers of the Fund, the Tocqueville team will continue to work to preserve and enhance your capital through careful and cautious, contrarian value investing.

Sincerely,

/s/ Robert W. Kleinschmidt

Robert W. Kleinschmidt
Portfolio Manager



                             See Legend on Page 12

                                                          Semi-Annual Report 3

The Tocqueville Small Cap Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    I am pleased to report that The Tocqueville Small Cap Value Fund has maintained its excellent overall performance. For the six-month period ended April 30, 2004 the Fund's total return was 12.56%, increasing the net asset value to $18.31 per share. The total return of the Russell 2000 Index, which is the most widely accepted benchmark for small cap stocks, rose only 6.54% over the same period.

Cautious Optimism Maintained

    In retrospect, the outstanding performance of the Fund was achieved against the worst political, economic and corporate news background that I can remember. We stuck to our traditional deep-value strategies and added to our most depressed holdings at bargain prices. As a result of these well-timed purchases, some of our largest positions rose substantially as perceptions of their recovery prospects began to improve.

    Yet it is still quite apparent that elements of change and uncertainty of unprecedented scope and scale continue to blur the investment landscape. As we indicated in last year's annual report, periods of rapid change, economic turmoil and uncertainty, should present the patient long-term value-investor with unprecedented opportunities at tolerable levels of risk. As a result, I remain cautiously optimistic, and ready to exploit new opportunities as they present themselves.

    We now hold 35 stocks in the portfolio, down from 41 stocks on October 31, 2003. We have eliminated some laggards from our list, and put more weight on potential beneficiaries of monetary stimulation and improving economic forecasts. We have the same level of concentration (45%) in our top ten holdings as we did last year. Two stocks are new to the top ten list: Tower Automotive, and Winn-Dixie Stores. Displaced from our top ten holdings were Unova and Schering-Plough which remain large holdings of the fund.

    Looking at portfolio positioning in strategic terms, we have reduced our exposure to defensive economic sectors, and increased our exposure to deeply undervalued cyclical-recovery candidates, and specifically to companies that have taken advantage of low interest rates to improve their financial wherewithal or to restructure their operations. We continue to have an acceptable level (10 stocks or 31%) of assets in well-positioned businesses that are losing money for the right reasons. Our theory continues to be that good businesses losing money can only surprise investors positively when their economic prospects begin to improve.

    To be more specific, as of April 30, 2004, 40% of assets are invested in broadly defined old-economy sectors: 5% in oil exploration services, 18% in manufacturing and specialty chemicals, and 17% in automotive parts suppliers. Defensive consumer non-durable and healthcare related sectors account for 23% of assets. Other areas of exposure include telephone/wireless hardware at 17%, and computer software services at 9%. Personnel and business service sectors represent 2% of assets, and cash equivalents 9%. Following is a listing of our ten largest positions.

Ten Largest Positions

        Visteon Corp. (5.9%)          Automotive interior plastic parts
        Del Monte Foods Co. (5.0%)    Canned foods
        Tower Automotive (4.7%)       Automotive metal stampings
        MagneTek Inc. (4.6%)          AC/DC industrial power supplies
        Winn-Dixie Stores (4.2%)      Grocery store chain
        Timken (4.2%)                 Industrial roller bearings
        Vicor Inc. (4.1%)             Integrated power supplies
        3COM Corp. (4.0%)             Routers and switches
        Westell Technology (3.9%)     DSL switches
        PowerWave Technologies (3.9%) Wireless signal amplifiers

4   April 30, 2004

    In closing, let me express my gratitude for your selection of The Tocqueville Small Cap Value Fund to assist you in achieving your long-term investment goals.

Sincerely,

/s/ Jean-Pierre Conreur

Jean-Pierre Conreur
Portfolio Manager






                             See Legend on Page 12

                                                          Semi-Annual Report 5

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    For the six months ended April 30, 2004, The Tocqueville International Value Fund's total U.S. dollar return was 12.0%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 12.6%.

    At the outset of the fiscal year, investor spirits were high around the globe. And why not? Liquidity was abundant, a synchronized global economic recovery was gaining momentum, corporate earnings were surpassing investor expectations, and interest rates remained stubbornly low. The U.S. Federal Reserve's zeal to avert deflation and assure economic recovery in the U.S. kept short-term interest rates at historic lows. This in turn encouraged speculative investors to employ on a massive scale the "carry" trade - where investors borrowed U.S. dollars and purchased higher yielding or speculative assets, primarily outside the U.S. At the same time, investor enthusiasm for China and everything China-related became dangerously unanimous. These two forces drove up the valuations of several asset classes, such as commodities and emerging markets debt. Large borrowing of U.S. dollars coupled with loose monetary policy and large deficits pushed the US currency down to an all-time low against the Euro and a multi-year low against the Yen. Equity markets continued their upward trajectory through most of the first half of the fiscal year, with the markets in a somewhat self-deluded state - fueled by liquidity, embracing an economic and profit recovery and ignoring the likelihood of an attendant increase in interest rates. By the end of the period, however, high spirits had turned nervous, as attention focused on high oil prices, instability in the Middle East, indications that the Fed would finally raise rates and the declaration that the Chinese government wished to slow its growth. Valuations corrected across asset classes, abruptly in areas populated by speculative investors, and the areas that suffered most were those that had benefited most from the influence of China mania and the carry trade - like basic materials and emerging market equities. Toward the end of the period, Japan also was affected, due to the supposition that its growth had been fueled principally by China.

    During the six months ended April 30, 2004, the European BE 500 index increased by 8.9% in local currency terms and the Japanese Nikkei 225 increased by 11.9% in local currency terms. The Euro increased by 3.3% against the U.S. dollar as growing trade and fiscal deficits in the U.S. continued to undermine confidence in the dollar and speculators borrowed U.S. dollars for the carry trade. The Japanese Yen decreased by 0.6% against the U.S. dollar, largely due to the Japanese Central Bank's persistent efforts to bolster the U.S. dollar by purchasing U.S. Treasuries, and in spite of increased investment flows into Japan. The EAFE continued to best the S&P in U.S. dollar terms, on the heels of two full fiscal years of outperformance.

    The composition of the Fund's portfolio did not change significantly during the six months ended April 30, 2004. We reduced marginally our holdings in emerging Asia when, early in the period, the prices of certain holdings became excessively high, and increased marginally our exposure to industrial Europe, where we continue to discover highly cash-generative "old economy" companies that are leaders in their respective markets and trade at depressed valuations. We maintained our exposure to Japan, where economic recovery and corporate earnings growth have been accelerating, and within Japan have increased our holdings of consumer related stocks, following our belief that the export-led economic recovery will take hold in the domestic economy.

    Looking forward, we expect the global economy to continue to grow at a healthy, but decelerating pace. In the U.S., we think growth has been achieved in part through massive monetary and fiscal stimulation, which should produce higher interest rates, with negative implications for consumer behavior, equity valuations and, possibly, the U.S. dollar. We believe that China will continue to grow and, though there are some bubbles of speculation here and there, there is no macro-economic overheating. As a result, we believe that the supply/demand fundamentals for many of the basic materials they consume will remain healthy. As noted, we are optimistic that Japan's export led economic recovery will become more balanced as consumer confidence improves and domestic consumer spending grows. Asia should continue to grow well, with domestic demand comprising an ever larger part of that growth. As for Europe, the world remains convinced that systemic rigidities will preclude healthy growth. Against these low expectations, Europe may provide the best surprises. Tempering our generally positive view regarding the direction of the global economy and corporate earnings is our belief that rising interest rates have the potential to depress valuations.

    In general, we expect the non-U.S. markets to benefit from improving economic fundamentals, improving corporate governance, improving management practices, the development of increasing local participation in equity markets, and

6   April 30, 2004

positive capital flows. Against this background, inefficient pricing of equities, particularly small and mid-cap companies, can provide exceptional opportunities. We continue to employ our investment discipline to seek to discover fundamentally attractive companies that are out of favor and undervalued, and to seek to provide our shareholders with above average returns with below average risk.

Sincerely,

                     /s/ James Hunt    /s/ Francois Sicart

                     James Hunt        Francois Sicart
                     Portfolio Manager Portfolio Manager








                             See Legend on Page 12

                                                          Semi-Annual Report 7

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    Gold and gold shares are completing a six-month correction after the strong gains of 2003. During the first six months of fiscal 2004, the total return of The Tocqueville Gold Fund was -15.07% vs. -16.03% for the benchmark index XAU (Philadelphia Stock Exchange Gold and Silver Index) and 6.27% for the S & P 500 Index.

    For the first time since the collapse of the dot com bubble in 2000, there is a prospect of rising interest rates. The 46-year record low federal funds rate of 1% seems certain to move up in the months and years ahead. Gold has benefited from declining nominal and real interest rates. Will rising interest rates put an end to the bull market in gold, which began as of August 1999?

    The answer depends almost entirely on whether the Federal Reserve moves aggressively to a "neutral" stance on interest rates. By most measures, that would mean a fed funds rate of 4%. If the Fed stays "behind the curve" of rising inflation, the environment will remain positive for gold irrespective of the level of nominal interest rates.

    During the 1970's, the fed funds rate moved from 4.6% to more than 16% and the gold price rose from less than $40 to over $800. Gold and gold shares were the best performing asset class of the decade. The reason is that double-digit inflation caused real interest rates (short-term rates minus inflation as measured by the consumer price index or CPI) to remain in negative territory, as they do today (minus 1%). Negative real rates means that a holder of gold forgoes no investment return on risk-free instruments.

    In order to cushion the financial markets and the economy from the collapse of the dot com bubble, the Fed adopted an aggressively accommodative monetary policy which, among other things, encouraged an unprecedented build up of debt at the consumer level. Simultaneously, the federal budget returned to deep deficit territory and the chronic deficit in the balance of trade rose to record levels.

    The consequence of prolonged easy money is to foreclose the possibility of an early return to a restrictive posture at a time when inflation pressures are building. A slow and deliberate rise in short-term interest rates will not prevent inflation that is already in the pipeline from intensifying. To do otherwise could cause havoc in the financial markets heavily invested in the speculative carry trade (positions dependent on cheap short-term money) and for consumers hooked on adjustable rate mortgages. Raising the cost of credit will only increase the level of inflation as measured by the CPI.

    For this reason, it seems that we can expect the Fed to bark but not to bite. The Fed's recent bark announcing the inevitability of a return to a less accommodative monetary stance should not be confused with draconian measures that would bring the economy to a halt. Having encouraged asset bubbles in housing, junk credit, emerging market debt, and tangible assets, the Fed is petrified that a withdrawal of credit would bring about a deflationary crash. Add to this the mandate to finance growing entitlements under social security and medicare, and it seems clear that the Fed policy has been emasculated of meaningful options.

    As the financial markets realize that the ship is rudderless, in our view safety-seeking capital will return to gold and other safe havens. What we have experienced is a long overdue, but healthy correction in a secular bull market in the

8   April 30, 2004

dollar price of gold. Now that a large dose of investor skepticism has returned, the stage seems set for further significant advances.

Sincerely,

/s/ John Hathaway

John C. Hathaway
Portfolio Manager



                             See Legend on Page 12

                                                          Semi-Annual Report 9

The Tocqueville Genesis Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    For the period of operations for The Tocqueville Genesis Fund, during the six months ended April 30th 2004, the total return was 2.41% (load adjusted, -2.08%). As was noted in our first Shareholder Letter, it will be tough to make measured judgments over the first few reviews as there is still a higher than normal level of cash held in the Fund.

    Referencing the notes from my first Letter to Shareholders, one will recall that our perspective on the market, while being long-term positive, was a bit more defensive than normal as 2004 began. During the last month of 2003 and into the first few weeks of 2004, maintaining higher levels of cash--awaiting better values--appeared to be too conservative. However, near-term market and economic conditions began to shift a bit later in January and started down the very path that our work had suggested.

    As we began 2004, our higher cash levels were for two primary reasons--a) the Fund was only 8 weeks old and b) the market conditions had turned somewhat negative on several fronts. Our perspective at the time suggested there was a rising risk of setback in several key sectors in both our markets and those abroad.

    Now, as we prepare for what is more likely a choppy summer period, where investors will be focused on headline issues from terrorism risk to war and political elections, our research suggests opportunity will be available for those a) who are prepared to act and b) those who have free capital available to build positions in the more effective sectors.

    As 2004 began, most investors around the globe saw few problems. The pressures of the bear market had dissipated and economic data were beginning to show more promise. Commodity prices were rising as shortages in many channels of raw materials became evident. With the exception of terrorism concerns and war risks, many relaxed-comfortable that prices would continue their uptrend.

    That plan was interrupted by a couple of events--more recently the issues relating to concerns about China's growth and risks that arise when efforts are made to adjust major economic structures. This new fear led to a very quick reversal of some of the now often-referenced "China trade." Historically low interest rates created huge channels of liquidity. When concerns arose about a) rates potentially needing to rise and b) that hyper growth possibly slowing, money quickly left those sectors that had been the best performers. Add the growing concern of rapidly rising oil prices to this mix and the result is the difficult market conditions faced for most of this year. While we expect this choppiness and volatility to continue for another quarter or so, our data suggest that it is this very condition we had properly accounted for and for which now our higher cash levels should be beneficial.

    The number of positions in our portfolio remains relatively high. Market conditions, while unfolding as expected, have not provided real trending direction in any one sector as all news has been acted on as bad news. This lack of direction is a normal characteristic of a market acting on emotion rather than investment logic. As such, we have chosen to allow this shakeout process to occur, with the hoped for result being a better base of values to search.

    Over the summer and into the latter stages of 2004, we expect the clouds to clear showing improved economic conditions. We will use the period to build those positions that are showing higher relative strength and better performance on the fundamental corporate level. By building these positions, I suspect we will see the portfolio move from one with shallow levels of ownership in many companies to one with deeper levels of commitment to fewer companies.

    There is admittedly no secret weapon that will tell us all exactly when this improvement in the markets will occur. I am confident that our research will continue to keep us on the path of prudence. Though I cannot promise we will get all of this excess liquidity to work at the perfect time, we are in a better value environment longer-term having waited out the major portions of the choppy environment expected.

    In closing, I thank each of you again for the opportunity to serve your investment needs. Our journey has effectively just begun. I feel confident that while the road has more than a few bumps ahead, we have much to embrace as opportunity for growth. I believe that the current fear-laced environment will once again prove overblown. As that

10  April 30, 2004

becomes evident, the steps we take to build into the slow summer months should help us anticipate that improving recognition. As such, I expect the latter stages of 2004 to be more effective than the early stages--building for even better potential as 2005 dawns.

Sincerely,

/s/ Michael Williams

Michael Williams
Portfolio Manager



                             See Legend on Page 12

                                                          Semi-Annual Report 11

Legend Related to Shareholder Letters

    Past performance does not guarantee future results. The investment returns and principal value will fluctuate and the investor's shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of each Fund before investing. The prospectus contains this and other information about the Funds and you should read it carefully before investing.

    Each Fund's holdings are also subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any mentioned security. The securities mentioned in the articles are not representative of each Fund's entire portfolio.

    There are special risks associated with investing in small cap and mid cap stocks, including: small and mid cap companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and small and mid cap companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

    There are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate a Fund's assets; and political, social or economic instability in a foreign country in which a Fund invests may cause the value of the Fund's investments to decline.

    The Gold Fund is subject to special risks associated with investing in gold and other precious metals, including: the price of gold/precious metals may be subject to wide fluctuation; the market for gold/precious metals is relatively limited; the sources of gold/precious metals are concentrated in countries that have the potential for instability; and the market for gold/precious metals is unregulated. In addition, there are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate the Fund's assets; and political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

    The Tocqueville Genesis Fund has a sales charge (load) that is a percentage of the purchase, and that is levied at the time of purchase; such percentage varies with the amount of purchase in accordance with breakpoints. Please see the prospectus for information regarding the breakpoints and letters of intent that may affect the fees charged.

    This commentary is not an advertisement or solicitation to subscribe to The Tocqueville Trust, which may only be made by prospectus. This material must be preceded or accompanied by the Trust's prospectus.

    The Tocqueville Funds are distributed by Lepercq, de Neuflize/Tocqueville Securities L.P.

12  April 30, 2004

                             The Tocqueville Fund

                             Financial Highlights

                                             Six Months
                                                Ended                  Years Ended October 31,
Per share operating performance               April 30,    ----------------------------------------------
(For a share outstanding throughout the         2004         2003      2002      2001      2000     1999
period)                                      -----------   --------  -------   -------   -------  -------
                                             (unaudited)
Net asset value, beginning of period          $  17.99     $  13.42  $ 14.99   $ 18.77   $ 17.54  $ 17.00
                                              --------     --------  -------   -------   -------  -------
Operations:
Net investment income (loss)                      0.05         0.02    (0.01)     0.05      0.05     0.01
Net realized and unrealized gain (loss)           1.40         4.55    (1.28)    (1.83)     1.65     1.94
                                              --------     --------  -------   -------   -------  -------
Total from investment operations                  1.45         4.57    (1.29)    (1.78)     1.70     1.95
                                              --------     --------  -------   -------   -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.02)          --    (0.01)    (0.07)    (0.02)   (0.07)
Distributions from net realized gains               --           --    (0.27)    (1.93)    (0.45)   (1.34)
                                              --------     --------  -------   -------   -------  -------
Total dividends and distributions                (0.02)          --    (0.28)    (2.00)    (0.47)   (1.41)
                                              --------     --------  -------   -------   -------  -------
Change in net asset value for the period          1.43         4.57    (1.57)    (3.78)     1.23     0.54
                                              --------     --------  -------   -------   -------  -------
Net asset value, end of period                $  19.42     $  17.99  $ 13.42   $ 14.99   $ 18.77  $ 17.54
                                              --------     --------  -------   -------   -------  -------
Total return                                       8.1%(2)     34.1%    (8.9)%   (10.8)%     9.9%    12.6%
Ratios/supplemental data
Net assets, end of period (000)               $136,284     $149,497  $70,134   $51,089   $57,379  $57,801
Ratio to average net assets:
  Expenses (1)                                    1.31%(3)     1.40%    1.40%     1.40%     1.40%    1.36%
  Net investment income (loss) (1)                0.42%(3)     0.17%   (0.06)%    0.28%     0.28%    0.04%
Portfolio turnover rate                             29%          32%      62%       50%       38%      26%

--------
(1)Net of fees waived amounting to 0.00%, 0.07%, 0.01%, 0.06%, 0.03%, and 0.00%
   of average net assets for the periods ended April 30, 2004, October 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(2)Not annualized.
(3)Annualized.

                                                          Semi-Annual Report 13

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights

                                         Six Months
                                            Ended                    Years Ended October 31,
Per share operating performance           April 30,     ------------------------------------------------
(For a share outstanding throughout the     2004           2003      2002      2001      2000      1999
period)                                  -----------    -------    -------   -------   -------   -------
                                         (unaudited)
Net asset value, beginning of period       $ 18.83      $ 12.18    $ 15.09   $ 17.51   $ 15.74   $ 12.59
                                           -------      -------    -------   -------   -------   -------
Operations:
Net investment loss                          (0.07)       (0.08)     (0.08)    (0.10)    (0.12)    (0.13)
Net realized and unrealized gain (loss)       2.37(1)      6.73(1)   (1.45)     1.00      4.29      3.28
                                           -------      -------    -------   -------   -------   -------
Total from investment operations              2.30         6.65      (1.53)     0.90      4.17      3.15
                                           -------      -------    -------   -------   -------   -------
Distributions to shareholders:
Distributions from net realized gains        (2.82)          --      (1.38)    (3.32)    (2.40)       --
                                           -------      -------    -------   -------   -------   -------
Total distributions                          (2.82)          --      (1.38)    (3.32)    (2.40)       --
                                           -------      -------    -------   -------   -------   -------
Change in net asset value for the period     (0.52)        6.65      (2.91)    (2.42)     1.77      3.15
                                           -------      -------    -------   -------   -------   -------
Net asset value, end of period             $ 18.31      $ 18.83    $ 12.18   $ 15.09   $ 17.51   $ 15.74
                                           -------      -------    -------   -------   -------   -------
Total return                                  12.6%(2)     54.6%     (11.7)%     6.3%     28.6%     25.0%
Ratios/supplemental data
Net assets, end of period (000)            $89,895      $73,518    $50,879   $40,262   $30,827   $26,188
Ratio to average net assets:
  Expenses                                    1.42%(3)     1.36%      1.44%     1.52%     1.45%     1.52%
  Net investment loss                        (0.74)%(3)   (0.48)%    (0.62)%   (0.69)%   (0.63)%   (0.87)%
Portfolio turnover rate                         12%          65%        25%       47%       87%       72%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.02 and $0.03 per share for the six months ended April 30, 2004 and the year ended October 31, 2003, respectively.
(2)Not annualized.
(3)Annualized.

14  April 30, 2004

                   The Tocqueville International Value Fund

                             Financial Highlights

                                             Six Months
                                                Ended                    Years Ended October 31,
Per share operating performance               April 30,    --------------------------------------------------
(For a share outstanding throughout the         2004          2003        2002      2001      2000      1999
period)                                      -----------   --------    -------    -------   -------   -------
                                             (unaudited)
Net asset value, beginning of period          $  10.90     $   7.27    $  7.24    $  8.50   $ 11.37   $  8.11
                                              --------     --------    -------    -------   -------   -------
Operations:
Net investment income                             0.03         0.06       0.01       0.10      0.11      0.05
Net realized and unrealized gain (loss)           1.28(1)      3.58(1)    0.02(1)   (1.33)    (1.71)     3.21
                                              --------     --------    -------    -------   -------   -------
Total from investment operations                  1.31         3.64       0.03      (1.23)    (1.60)     3.26
                                              --------     --------    -------    -------   -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.04)       (0.01)        --      (0.03)    (0.05)       --
Distributions from net realized gains               --           --         --         --     (1.22)       --
                                              --------     --------    -------    -------   -------   -------
Total dividends and distributions                (0.04)       (0.01)        --      (0.03)    (1.27)       --
                                              --------     --------    -------    -------   -------   -------
Change in net asset value for the period          1.27         3.63       0.03      (1.26)    (2.87)     3.26
                                              --------     --------    -------    -------   -------   -------
Net asset value, end of period                $  12.17     $  10.90    $  7.27    $  7.24   $  8.50   $ 11.37
                                              --------     --------    -------    -------   -------   -------
Total return                                      12.0%(2)     50.1%       0.4%     (14.5)%   (15.9)%    40.2%
Ratios/supplemental data
Net assets, end of period (000)               $168,896     $129,875    $78,951    $67,211   $85,098   $97,676
Ratio to average net assets:
  Expenses                                        1.71%(3)     1.77%      1.73%      1.77%     1.72%     1.67%
  Net investment income                           0.60%(3)     0.72%      0.16%      1.17%     1.06%     0.52%
Portfolio turnover rate                             25%          55%        61%        54%       45%       78%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.01, $0.005 and $0.03 per share six months ended April 30, 2004 and for the years ended October 31, 2003 and 2002, respectively.
(2)Not annualized.
(3)Annualized.

                                                          Semi-Annual Report 15

                           The Tocqueville Gold Fund

                             Financial Highlights


                                              Six Months
                                                 Ended                    Years Ended October 31,
Per share operating performance                April 30,    --------------------------------------------------
(For a share outstanding throughout the          2004          2003        2002       2001     2000      1999
period)                                      -----------    --------    --------    -------  -------   -------
                                              (unaudited)
Net asset value, beginning of period          $  34.71      $  20.49    $  13.10    $ 10.03  $ 12.97   $ 10.76
                                              --------      --------    --------    -------  -------   -------
Operations:
Net investment income (loss)                     (0.15)        (0.14)      (0.08)      0.01    (0.02)    (0.03)
Net realized and unrealized gain (loss)          (4.98)(1)     15.41(1)     7.53(1)    3.07    (2.92)     2.24
                                              --------      --------    --------    -------  -------   -------
Total from investment operations                 (5.13)        15.27        7.45       3.08    (2.94)     2.21
                                              --------      --------    --------    -------  -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.03)           --          --      (0.01)      --        --
Distributions from net realized gains            (0.55)        (1.05)      (0.06)        --       --        --
                                              --------      --------    --------    -------  -------   -------
Total dividends and distributions                (0.58)        (1.05)      (0.06)     (0.01)      --        --
                                              --------      --------    --------    -------  -------   -------
Change in net asset value for the period         (5.71)        14.22        7.39       3.07    (2.94)     2.21
                                              --------      --------    --------    -------  -------   -------
Net asset value, end of period                $  29.00      $  34.71    $  20.49    $ 13.10  $ 10.03   $ 12.97
                                              --------      --------    --------    -------  -------   -------
Total return                                     (15.1)%(3)     77.3%       57.2%      30.8%   (22.7)%    20.6%
Ratios/supplemental data
Net assets, end of period (000)               $452,412      $433,554    $137,210    $25,057  $16,049   $19,194
Ratios to average net assets:
  Expenses (2)                                    1.57%(4)      1.68%       1.68%      1.94%    1.96%     1.98%
  Net investment income (loss) (2)               (1.09)%(4)    (0.77)%     (0.61)%     0.09%   (0.21)%   (0.33)%
Portfolio turnover rate                              8%           40%         72%        58%      31%       44%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.08, $0.05 and $0.09 per share for the six months ended April 30, 2004 and for the years ended October 31, 2003 and 2002, respectively.
(2)Net of fees waived amounting to 0.19%, 0.00% and 0.36% of average net assets for the years ended October 31, 2001, 2000 and 1999, respectively.
(3)Not annualized.
(4)Annualized.

16  April 30, 2004

                         The Tocqueville Genesis Fund

                             Financial Highlights


                                                  Six Months
                                                     Ended             Period from
                                                   April 30,       October 8, 2003(1)
Per share operating performance                      2004          to October 31, 2003
(For a share outstanding throughout the period) -----------        -------------------
                                                  (unaudited)
 Net asset value, beginning of period             $  9.96                $ 10.00
                                                  -------                -------
 Operations:
 Net investment income (loss)                       (0.05)                    --
 Net realized and unrealized gain (loss)             0.29                  (0.04)
                                                  -------                -------
 Total from investment operations                    0.24                  (0.04)
                                                  -------                -------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  --                     --
 Distributions from net realized gains                 --                     --
                                                  -------                -------
 Total dividends and distributions                     --                     --
                                                  -------                -------
 Change in net asset value for the period            0.24                  (0.04)
                                                  -------                -------
 Net asset value, end of period                   $ 10.20                $  9.96
                                                  -------                -------
 Total return                                         2.4%(2),(3)           (0.4)%(2),(3)
 Ratios/supplemental data
 Net assets, end of period (000)                  $32,356                $19,610
 Ratios to average net assets:
   Expenses                                          1.95%(4),(5)           1.95%(4),(5)
   Net investment income (loss)                     (1.00)%(4),(5)         (1.03)%(4),(5)
 Portfolio turnover rate                              160%                     1%

--------
(1)Commencement of operations.
(2)Not annualized.
(3)The total return calculation does not reflect the maximum sales charge of 5.00%.
(4)Net of fees waived amounting to 0.25% and 1.39% of average net assets for the periods ended April 30, 2004 and October 31, 2003, respectively.
(5)Annualized.

                                                          Semi-Annual Report 17

                             The Tocqueville Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

           Common Stocks--92.7%                  Shares     Value
           ---------------------------------------------------------
           Consumer Discretionary--6.7%
           The Interpublic Group of
             Companies, Inc.*                    150,000 $ 2,353,500
           Kohl's Corporation*                    50,000   2,089,500
           Mattel, Inc.                          100,000   1,696,000
           Sonoco Products Company                50,000   1,243,000
           Xerox Corporation*                    125,000   1,678,750
           ---------------------------------------------------------
                                                           9,060,750
           ---------------------------------------------------------
           Energy--12.1%
           Amerada Hess Corporation               30,000   2,133,900
           Core Laboratories N.V.*               100,000   2,274,000
           Devon Energy Corporation               40,000   2,448,000
           ENSCO International Incorporated       50,000   1,368,500
           GlobalSantaFe Corporation              50,000   1,318,500
           Murphy Oil Corporation                 50,000   3,425,000
           Schlumberger Limited                   30,000   1,755,900
           TXU Corp.                              50,000   1,707,000
           ---------------------------------------------------------
                                                          16,430,800
           ---------------------------------------------------------
           Financials--11.5%
           The Allstate Corporation               50,000   2,295,000
           The Bank of New York Company, Inc.    100,000   2,914,000
           IPC Holdings, Ltd.                     70,000   2,576,000
           Mitsubishi Tokyo Financial Group,
             Inc. (MFTG)                         425,000   3,782,500
           Unitrin, Inc.                          50,000   1,982,500
           Zenith National Insurance Corp.        50,000   2,156,000
           ---------------------------------------------------------
                                                          15,706,000
           ---------------------------------------------------------
           Health Care--10.0%
           CIGNA Corporation                      60,000   3,870,600
           Merck & Co. Inc.                      100,000   4,700,000
           Milestone Scientific Inc.*             32,000      72,000
           Pfizer Inc.                           100,000   3,576,000
           Pharmaceutical Product Development,
             Inc.*                                48,500   1,434,145
           ---------------------------------------------------------
                                                          13,652,745
           ---------------------------------------------------------
           Materials & Processing--22.0%
           Alcan Inc.                             30,000   1,206,900
           Alcoa Inc.                            100,000   3,075,000
           BIO-key International, Inc.*#         525,000     971,250
           BIO-key International, Inc. Warrant*# 262,500      16,223
           E. I. du Pont de Nemours and Company  100,000   4,295,000
           Inco Limited*                         100,000   2,875,000
           Newmont Mining Corporation            100,000   3,740,000
           Olin Corporation                      120,000   2,072,400
           Phelps Dodge Corporation*              50,000   3,291,500
           Sappi Limited                         150,000   2,043,000
           Teck Cominco Limited                  125,000   1,850,000
           Temple-Inland Inc.                     50,000   3,088,500
           Weyerhaeuser Company                   25,000   1,480,000
           ---------------------------------------------------------
                                                          30,004,773
           ---------------------------------------------------------

           Common Stocks (continued)            Shares      Value
           ----------------------------------------------------------
           Industrials & Producer Durables--14.5%
           AGCO Corporation*                      75,000 $  1,443,750
           The Boeing Company                     55,000    2,347,950
           Cemex S.A. de C.V.                     50,000    1,472,500
           Federal Signal Corporation            100,000    1,820,000
           Flowserve Corporation*                100,000    2,137,000
           Honeywell International Inc.          100,000    3,458,000
           Kaydon Corporation                     50,000    1,398,500
           Kennametal Inc.                        40,000    1,726,400
           The Manitowoc Company, Inc.            50,000    1,520,500
           Steelcase Inc.                        200,000    2,458,000
           ----------------------------------------------------------
                                                           19,782,600
           ----------------------------------------------------------
           Technology--12.2%
           Exult Inc.*                           392,060    2,395,487
           IDT Corporation*                       67,300    1,253,126
           Microsoft Corporation                 150,000    3,895,500
           Scientific Games Corporation*         100,000    1,804,000
           Service Corporation International*    200,000    1,478,000
           Symbol Technologies, Inc.             130,000    1,560,000
           Tellabs, Inc.*                        200,000    1,746,000
           Tokyo Broadcasting System, Inc.       100,000    1,993,566
           Zee Telefilms Limited                 200,000      573,645
           ----------------------------------------------------------
                                                           16,699,324
           ----------------------------------------------------------
           Transportation--1.6%
           Southwest Airlines Co.                150,000    2,142,000
           ----------------------------------------------------------
                                                            2,142,000
           ----------------------------------------------------------
           Utilities--2.1%
           FPL Group, Inc.                        30,000    1,908,600
           Korea Electric Power Corporation
             (KEPCO)                             100,000      939,000
           ----------------------------------------------------------
                                                            2,847,600
           ----------------------------------------------------------
           Total Common Stocks (Cost $104,171,517)        126,326,592
           ----------------------------------------------------------
           Preferred Stocks--0.7%
           Zymequest, Inc.#                      400,000      960,000
           ----------------------------------------------------------
           Total Preferred Stocks (Cost $960,000)             960,000
           ----------------------------------------------------------
                                              Principal
                                                Amount
           U.S. Goverment Bonds--6.6%         ----------
           FHLMC, 3.500%, due 11/28/2008      $5,000,000    5,007,650
           FHLMC, 3.700%, due 08/25/2009       2,000,000    1,989,434
           FHLMC, 3.900%, due 08/27/2009       2,000,000    1,989,833
           ----------------------------------------------------------
           Total U.S. Goverment Bonds
             (Cost $8,977,552)                              8,986,917
           ----------------------------------------------------------
           Total Investments
             (Cost $114,109,069)--100.0%                  136,273,509
           Assets less Other Liabilities--(0.0)%               10,244
           ----------------------------------------------------------
           Total Net Assets--100.0%                      $136,283,753
                                                         ------------

* Non-income producing security.
# Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2004 was $1,947,473 which represented 1.43% of net assets.


                    See Notes to the Financial Statements.

18  April 30, 2004

                     The Tocqueville Small Cap Value Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

            Common Stocks--90.3%               Shares      Value
            -------------------------------------------------------
            Business Services--12.1%
            Agile Software Corporation*         200,000 $ 1,510,000
            Captaris Inc.*                      100,000     553,000
            Computer Horizons Corp.*            200,000     738,000
            Informatica Corporation*            200,000   1,448,000
            Keane, Inc.*                         90,000   1,278,000
            Technology Solutions Company*        11,976      12,096
            3Com Corporation*                   500,000   3,080,000
            Unisys Corporation*                 170,000   2,215,100
            -------------------------------------------------------
                                                         10,834,196
            -------------------------------------------------------
            Chemicals--4.7%
            A. Schulman, Inc.                   100,000   2,000,000
            Hercules Incorporated*              200,000   2,222,000
            -------------------------------------------------------
                                                          4,222,000
            -------------------------------------------------------
            Electronics--16.1%
            Avnet, Inc.*                        100,000   2,164,000
            Powerwave Technologies, Inc.*       450,000   3,046,500
            Proxim Corporation*               1,000,000   1,400,000
            Vicor Corporation*                  299,800   4,167,220
            Westell Technologies, Inc.*         500,000   3,659,000
            -------------------------------------------------------
                                                         14,436,720
            -------------------------------------------------------
            Food Products--7.3%
            Corn Products International, Inc.    50,000   2,125,000
            Del Monte Foods Company*            400,000   4,424,000
            -------------------------------------------------------
                                                          6,549,000
            -------------------------------------------------------
            Industrial And Commercial
              Machinery--14.7%
            Baldor Electric Company              90,000   2,032,200
            MagneTek, Inc.*                     550,000   3,795,000
            Paxar Corporation*                  120,000   1,977,600
            The Timken Company                  160,000   3,529,600
            UNOVA, Inc.*                        110,000   1,925,000
            -------------------------------------------------------
                                                         13,259,400
            -------------------------------------------------------
            Miscellaneous Retail--6.4%
            Longs Drug Stores Corporation       100,000   1,960,000
            Winn-Dixie Stores, Inc.             500,000   3,810,000
            -------------------------------------------------------
                                                          5,770,000
            -------------------------------------------------------

* Non-income producing security.

            Common Stocks (continued)           Shares      Value
            --------------------------------------------------------
            Oil & Gas Extraction--5.0%
            Global Industries, Ltd.*             400,000 $ 2,400,000
            Input/Output, Inc.*                  270,000   2,130,300
            --------------------------------------------------------
                                                           4,530,300
            --------------------------------------------------------
            Pharmaceuticals--8.9%
            Datascope Corp.                       30,500   1,010,160
            Dendrite International, Inc.*        110,000   1,885,400
            Perrigo Company                       85,000   1,833,450
            Priority Healthcare Corporation*      20,000     401,000
            Schering-Plough Corporation          175,000   2,927,750
            --------------------------------------------------------
                                                           8,057,760
            --------------------------------------------------------
            Transportation Equipment--15.1%
            Barnes Group Inc.                     55,000   1,498,750
            Federal Signal Corporation           100,000   1,820,000
            Tower Automotive, Inc.*              830,000   4,249,600
            Visteon Corporation                  550,000   5,973,000
            --------------------------------------------------------
                                                          13,541,350
            --------------------------------------------------------
            Total Common Stocks (Cost $64,003,538)        81,200,726
            --------------------------------------------------------
                                              Principal
                                                Amount
            Short-Term Investments--9.1%      ----------
            Repurchase Agreement with
              U.S. Bank, N.A., 0.80%,
              dated 04/30/04, due 05/03/04,
              collateralized by a U.S.
              Treasury Note valued at
              $3,516,608 Repurchase proceeds
              of $3,448,230 (cost $3,448,000) $3,448,000   3,448,000
            U.S. Treasury Bill,
              0.960%, due 07/22/04             4,750,000   4,740,182
            --------------------------------------------------------
            Total Short-Term Investments
              (Cost $8,188,100)                            8,188,182
            --------------------------------------------------------
            Total Investments
              (Cost $72,191,638)--99.4%                   89,388,908
            Other Assets, less Liabilities--0.6%             506,090
            --------------------------------------------------------
            Total Net Assets--100.0%                     $89,894,998
                                                         -----------


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 19

                   The Tocqueville International Value Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

            Common Stocks--90.2%                Shares      Value
            --------------------------------------------------------
            Austria--1.0%
            Andritz AG                            35,100 $ 1,615,303
            --------------------------------------------------------
                                                           1,615,303
            --------------------------------------------------------
            Belgium--5.2%
            Bekaert NV                            43,270   2,411,952
            Solvay SA                             34,500   2,890,847
            Umicore                               59,700   3,455,893
            --------------------------------------------------------
                                                           8,758,692
            --------------------------------------------------------
            Brazil--1.0%
            Empresa Brasileira de Aeronautica
              SA (Embraer)                        67,124   1,731,799
            --------------------------------------------------------
                                                           1,731,799
            --------------------------------------------------------
            Britain--2.4%
            GlaxoSmithKline plc                   97,100   4,078,200
            --------------------------------------------------------
                                                           4,078,200
            --------------------------------------------------------
            Canada--2.1%
            Alcan Inc.                            59,208   2,389,731
            Placer Dome Inc.                      90,000   1,260,000
            --------------------------------------------------------
                                                           3,649,731
            --------------------------------------------------------
            Finland--6.1%
            Huhtamaki Oyj                        260,000   3,428,426
            Metso Corporation                    294,000   3,605,386
            UPM-Kymmene Oyj                      176,700   3,257,779
            --------------------------------------------------------
                                                          10,291,591
            --------------------------------------------------------
            France--2.8%
            Manitou BF                            16,000   1,807,716
            Pinguely-Haulotte                    425,000   3,005,867
            --------------------------------------------------------
                                                           4,813,583
            --------------------------------------------------------
            Germany--2.2%
            SGL Carbon AG*                       340,000   3,676,328
            --------------------------------------------------------
                                                           3,676,328
            --------------------------------------------------------
            Greece--2.1%
            Titan Cement Company                  77,000   3,502,006
            --------------------------------------------------------
                                                           3,502,006
            --------------------------------------------------------
            Hong Kong--3.3%
            Elec & Eltek International
              Holdings Limited                14,000,000   2,566,732
            Gold Peak Industries (Holdings)
              Limited                          6,683,000   1,820,735
            Lerado Group (Holding) Company
              Limited                          7,000,000   1,193,620
            --------------------------------------------------------
                                                           5,581,087
            --------------------------------------------------------

         Common Stocks (continued)                 Shares      Value
         --------------------------------------------------------------
         India--1.2%
         Zee Telefilms Limited                      690,000 $ 1,979,076
         --------------------------------------------------------------
                                                              1,979,076
         --------------------------------------------------------------
         Indonesia--3.7%
         PT International Nickel Indonesia
           Tbk (INCO)                               872,500   3,377,932
         PT Tempo Scan Pacific Tbk                3,438,000   2,799,100
         --------------------------------------------------------------
                                                              6,177,032
         --------------------------------------------------------------
         Italy--3.1%
         Interpump Group S.p.A.                     575,000   2,777,685
         Sogefi S.p.A.                              699,500   2,574,275
         --------------------------------------------------------------
                                                              5,351,960
         --------------------------------------------------------------
         Japan--28.3%
         Amada Co., Ltd.                            530,000   2,982,466
         Amano Corporation                          375,000   2,871,415
         Dai Nippon Printing Co., Ltd.              200,000   3,033,845
         Fanuc Ltd.                                  21,500   1,317,022
         Fuji Television Network,
           Incorporated                                 640   1,658,647
         Kao Corporation                            145,000   3,462,236
         Kurita Water Industries Ltd.               235,000   2,893,979
         Makita Corporation                         310,000   4,196,819
         Matsushita Electric Industrial Co., Ltd.   200,000   2,956,000
         Mitsubishi Tokyo Financial Group,
           Inc. (MTFG)                              392,000   3,488,800
         Omron Corporation                          120,000   2,925,105
         Shimano Inc.                               131,000   3,068,597
         Sony Corporation                            63,000   2,437,678
         Taiyo Yuden Co., Ltd.                      175,000   2,925,785
         Tokyo Broadcasting System, Inc.            220,000   4,385,846
         Tsubakimoto Chain Co.                      893,000   3,123,537
         --------------------------------------------------------------
                                                             47,727,777
         --------------------------------------------------------------
         Mexico--2.4%
         Cemex S.A. de C.V.                          65,614   1,932,332
         Grupo Televisa S.A.*                        50,000   2,179,500
         --------------------------------------------------------------
                                                              4,111,832
         --------------------------------------------------------------
         Netherlands--3.0%
         Akzo Nobel N.V.                             80,000   2,915,361
         Koninklijke Grolsch N.V.                    75,630   2,144,144
         --------------------------------------------------------------
                                                              5,059,505
         --------------------------------------------------------------
         Singapore--7.9%
         Clipsal Industries (Holdings)
           Limited                                4,042,951   6,035,497
         Singapore Press Holdings Limited           270,000   3,332,452
         GP Batteries International Limited       2,061,000   3,973,129
         --------------------------------------------------------------
                                                             13,341,078
         --------------------------------------------------------------


                    See Notes to the Financial Statements.

20  April 30, 2004

                   The Tocqueville International Value Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

            Common Stocks (continued)          Shares      Value
            --------------------------------------------------------
            South Africa--3.8%
            Gold Fields Limited                 277,000 $  2,817,090
            Sappi Limited                       265,000    3,609,300
            --------------------------------------------------------
                                                           6,426,390
            --------------------------------------------------------
            Spain--1.5%
            Campofrio Alimentacion SA           170,000    2,463,792
            --------------------------------------------------------
                                                           2,463,792
            --------------------------------------------------------
            Sweden--2.0%
            Assa Abloy AB                       280,000    3,408,622
            --------------------------------------------------------
                                                           3,408,622
            --------------------------------------------------------
            United Kingdom--5.1%
            BAE Systems plc                     816,881    3,038,475
            Bodycote International plc        1,271,250    3,347,744
            Scottish & Newcastle plc            310,380    2,260,821
            --------------------------------------------------------
                                                           8,647,040
            --------------------------------------------------------
            Total Common Stocks (Cost $123,557,674)      152,392,424
            --------------------------------------------------------
            Warrants--2.0%
            Canada--0.2%
            Northern Orion Resources Inc.
              Warrants*#                        212,500      267,315
            --------------------------------------------------------
                                                             267,315
            --------------------------------------------------------
            Taiwan--1.8%
            Merrill Warrants of Taiwan*       3,000,000    3,057,000
            --------------------------------------------------------
                                                           3,057,000
            --------------------------------------------------------
            Total Warrants (Cost $2,679,665)               3,324,315
            --------------------------------------------------------
                                             Principal
                                               Amount
            Short-Term Investments--7.0%     ----------
            Bundesschatzanweisungen          $2,000,000    2,408,601
            JP Morgan/Chase Demand
              Note--0.5%                      9,420,916    9,420,916
            --------------------------------------------------------
            Total Short-Term Investments
              (Cost $11,782,844)                          11,829,517
            --------------------------------------------------------
            Total Investments
              (Cost $138,020,183)--99.2%                 167,546,256
            Other Assets, less Liabilities--0.8%           1,349,808
            --------------------------------------------------------
            Total Net Assets--100.0%                    $168,896,064
                                                        ------------

* Non-income producing security.
# Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2004 was $1,264,243 which represented 0.75% of net assets.


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 21

                           The Tocqueville Gold Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

           Common Stocks--86.7%                  Shares      Value
           ----------------------------------------------------------
           Gold & Gold Related--74.1%
           Agnico-Eagle Mines Limited             449,000 $ 5,441,880
           AngloGold Ashanti Limited              403,651  12,682,714
           Apollo Gold Corporation (CN)*#       1,646,250   2,501,845
           Aquiline Resources, Inc. (CN)*#      1,333,333     891,959
           Aurizon Mines Ltd. (CN)*#              600,000     654,426
           Barrick Gold Corporation               300,000   5,769,000
           Bema Gold Corporation*               2,350,000   5,945,500
           Canyon Resources Corporation*          228,832     688,784
           Chesapeake Gold Corp. (CN)*            339,000     946,562
           Compania de Minas Buenaventurs
             S.A.u.                               695,800  15,057,112
           Crystallex International Corporation
             (CN)*                              3,850,300   8,586,169
           Cumberland Resources Ltd. (CN)*        345,000     472,650
           Dominion Mining Limited (AU)*        1,250,000     451,375
           Durban Roodepoort Deep Limited
             (SJ)*                              2,485,000   6,510,700
           Eldorado Gold Corporation (CN)*#     1,290,000   3,226,759
           FNX Mining Company Inc. (CN)*#         663,600   3,165,400
           Gabriel Resources Ltd. (CN)*#          250,000     450,827
           Gammon Lake Resources Inc.
             (CN)*#                               460,000   2,689,257
           Glamis Gold Ltd. (CN)*                 560,000   8,064,000
           Gold Bullion Securities (LN)            60,000   2,344,800
           Gold Bullion Limited (AU)*              56,500   2,180,990
           Gold Fields Limited--ADR (SJ)        1,920,500  19,531,485
           Gold Fields Limited (SJ)               166,249   1,678,921
           Goldcorp Inc. (CN)                     903,100  10,015,379
           Golden Star Resources Ltd. (CN)*#    4,153,000  18,480,850
           Guinor Gold Corporation (CN)*#       4,046,000   3,500,993
           Harmony Gold Mining Company
             Limited--ADR (SJ)                  1,675,000  18,492,000
           Harmony Gold Mining Company
             Limited (SJ)                         106,667   1,181,483
           IAMGOLD Corporation (CN)             2,730,000  13,181,022
           Ivanhoe Mines Ltd. (CN)*#            4,001,000  24,001,636
           Kingsgate Consolidated Limited (AU)    945,000   2,279,480
           Kinross Gold Corporation (CN)*       1,140,000   6,292,800
           Lihir Gold Limited (PNG)*            3,500,000   2,477,146
           Meridian Gold Inc.*                    490,200   4,862,784
           Meridian Gold Inc. (CN)*               110,331   1,106,318
           Minefinders Corporation Ltd. (CN)*#    250,000   1,608,798
           Miramar Mining Corporation (CN)*     3,556,306   5,298,896
           Nevsun Resources Ltd. (CN)*#         2,491,750   7,174,935
           Newmont Mining Corporation             683,800  25,574,120
           Northern Orion Resources Inc. (CN)*# 2,010,000   4,413,888

           Common Stocks (continued)           Shares      Value
           ---------------------------------------------------------
           Northgate Exploration Limited*     1,000,000 $  1,760,000
           NovaGold Resources Inc. (CN)*#       550,000    2,103,618
           Orezone Resources Inc. (CN)*       1,063,700      812,132
           Peter Hambro Mining plc (LN)*        140,000    1,286,035
           PilaGold Inc. (CN)*                1,000,000      338,120
           Placer Dome Inc. (CN)                 70,000      978,220
           Placer Dome Inc.                   1,399,245   19,589,430
           Radius Explorations Ltd. (CN)*       885,100      650,028
           Randgold Resources Limited (SJ)*     724,600   12,108,066
           Riddarhyttan Resources AB (SW)*      900,000      695,076
           River Gold Mines Ltd. (CN)*          565,000    1,207,853
           Sino Gold Limited (AU)*            2,000,000    3,264,344
           St. Jude Resources Ltd. (CN)*#     1,500,000    1,581,531
           SouthernEra Resources Limited
             (CN)*#                             375,000    1,128,886
           Strongbow Resources Inc. (CN)*#    3,600,000    1,243,410
           Sunridge Gold Corp. (CN)*            500,000      556,262
           Tanami Gold NL (AU)*               7,500,072      947,897
           Troy Resources NL (AU)             1,463,000    2,842,196
           Wheaton River Minerals Ltd.
             (CN)*#                           5,025,000   12,825,123
           Wolfden Resources Inc. (CN)*       1,325,000    4,576,441
           Yamana Gold Inc. (CN)*#            2,333,333    5,005,150
           ---------------------------------------------------------
                                                         335,375,461
           ---------------------------------------------------------
           Precious Metals & Related--12.6%
           African Minerals (SJ) # (Acquired
             8/14/01; Cost $250,000)*            83,333      249,999
           Apex Silver Mines Limited (CI)*      817,800   13,379,208
           Aricom PLC (LN)*                     182,000      136,362
           Cameco Corporation                   182,500    7,944,225
           Freeport-McMoRan Copper &
             Gold, Inc.                         400,000   12,200,000
           Impala Platinum Holdings
             Limited (SJ)                        80,000    5,445,463
           Impala Platinum Holdings
             Limited                            140,000    2,382,394
           Inmet Mining Corporation (CN)*       240,000    3,106,344
           Lonmin PLC (LN)                      101,905    1,796,291
           Mvelaphanda Resources Limited
             (SJ)                               350,000    1,107,421
           Sabina Resources Limited (CN)*#      600,000      397,019
           Southern African Recources Plc
             (LN)*                           11,700,000    5,342,665
           Stornoway Diamond Corporation
             (CN)*#                           1,950,000    3,445,555
           ---------------------------------------------------------
                                                          56,932,946
           ---------------------------------------------------------
           Total Common Stocks
             (Cost $344,182,716)                         392,308,407
           ---------------------------------------------------------


                    See Notes to the Financial Statements.

22  April 30, 2004

                           The Tocqueville Gold Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

            Warrants--0.8%                   Shares       Value
            -------------------------------------------------------
            Gold & Gold Related--0.7%
            Aquiline Resources, Inc.
              Warrants (CN)*#                 666,667 $         --
            Nevsun Resources Ltd. Warrants
              (CN)*#                          202,125           --
            Northern Orion Resources Inc.
              Warrants (CN)*#               1,005,000    1,264,243
            NovaGold Resources Inc.
              Warrants (CN)*#                  75,000      106,617
            Yamana Gold Inc. Warrants
              (CN)*#                        1,166,667    1,739,077
            -------------------------------------------------------
                                                         3,109,937
            -------------------------------------------------------
            Precious Metals & Related--0.1%
            Pan American Silver Warrants
              (CN)*#                           61,536      402,708
            Sabina Resources Limited
              Warrants (CN)*#                 300,000       22,687
            -------------------------------------------------------
                                                           425,395
            -------------------------------------------------------
            Total Warrants
              (Cost $86,900)                             3,535,332
            -------------------------------------------------------
                                             Ounces
            Gold & Silver Bullion--10.8%   ----------
            Gold Bullion*                     118,000   45,725,000
            Silver Bullion*                   550,000    3,322,000
            -------------------------------------------------------
            Total Gold & Silver Bullion
              (Cost $48,910,755)                        49,047,000
            -------------------------------------------------------
                                           Principal
                                             Amount
            Short-Term Investments--12.9%  ----------
            Repurchase Agreement with U.S.
              Bank, N.A., 0.80%, dated
              04/30/04, due 05/03/04,
              collateralized by a U.S.
              Treasury Note valued at
              $5,303,470 Repurchase
              proceeds of $5,200,346
              (cost $5,200,000).           $5,200,000    5,200,000
            U.S. Treasury Bill,
              0.95%, due 07/08/04           4,000,000    3,993,200
            -------------------------------------------------------
            Total Short-Term Investments
              (Cost $9,193,200)                          9,193,200
            -------------------------------------------------------
            Total Investments
              (Cost $402,373,571)--100.4%              454,083,939
            Liabilities less Other Assets--(0.4)%       (1,671,641)
            -------------------------------------------------------
            Total Net Assets--100.0%                  $452,412,298
                                                      ------------

* Non-income producing security.
# Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2004 was $60,916,154 which represented 13.46% of net assets.
(AU) Australia--(CI) Cayman Islands--(CN) Canada--
(GH) Ghana--(LN) Great Britain--(NOR) Norway--
(PE) Peru--(SJ) South Africa
ADR: American Depository Receipt


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 23

                         The Tocqueville Genesis Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

             Common Stocks--40.8%                 Shares   Value
             ------------------------------------------------------
             Amusement and Recreational
               Services--0.1%
             Magna Entertainment Corp.*            8,800 $   45,496
             ------------------------------------------------------
                                                             45,496
             ------------------------------------------------------
             Beverages--0.4%
             Scottish & Newcastle plc             16,000    116,545
             ------------------------------------------------------
                                                            116,545
             ------------------------------------------------------
             Business Services--8.3%
             Agile Software Corporation*          10,000     75,500
             At Road, Inc.*                       15,000    126,300
             Cendant Corporation                   9,000    213,120
             Central Parking Corporation           6,000    114,540
             Imax Corporation*                    18,878     93,805
             Informatica Corporation*             14,000    101,360
             Liberty Media Corporation*           17,500    191,450
             Manugistics Group, Inc.*             13,000     70,330
             Pfsweb, Inc.*                        45,000     66,600
             Raindance Communications, Inc.*      65,000    142,350
             Service Corporation International*   36,000    266,040
             3Com Corporation*                    24,000    147,840
             Tier Technologies, Inc.*             23,000    236,440
             Vastera, Inc.*                       39,500    156,025
             Verisign, Inc.*                       8,500    137,105
             Xerox Corporation*                   24,000    322,320
             ------------------------------------------------------
                                                          2,461,125
             ------------------------------------------------------
             Chemicals--1.3%
             Bayer AG                              7,000    189,642
             SGL Carbon AG*                       20,000    216,255
             ------------------------------------------------------
                                                            405,897
             ------------------------------------------------------
             Communications--1.1%
             j2 Global Communications, Inc.*       4,300     99,588
             Koninklijke (Royal) KPN NV           15,500    110,825
             Partner Communications Company Ltd.*  8,000     60,560
             TV Azteca, S.A. de C.V.              10,000     91,500
             ------------------------------------------------------
                                                            362,473
             ------------------------------------------------------
             Construction--0.3%
             Comfort Systems USA, Inc.*           13,000     88,660
             ------------------------------------------------------
                                                             88,660
             ------------------------------------------------------
             Electronics--3.1%
             AGCO Corporation*                     7,500    144,375
             Apple Computer, Inc.*                 3,000     77,190
             Cray, Inc.*                          10,500     65,100
             Dot Hill Systems Corp.*               4,500     33,750
             The Manitowoc Company, Inc.           8,000    243,280
             NEC Corporation                      10,000     77,300
             Pinguely-Haulotte                    20,000    141,453
             SanDisk Corporation*                  1,000     23,110
             Tsubakimoto Chain Co.                55,000    192,379
             ------------------------------------------------------
                                                            997,937
             ------------------------------------------------------

              Common Stocks (continued)          Shares   Value
              ----------------------------------------------------
              Food Products--2.0%
              ConAgra Foods, Inc.                 4,000 $  115,560
              Del Monte Foods Company*           26,500    293,090
              Safeway, Inc.*                      3,000     68,850
              Wild Oats Markets, Inc.*           12,000    165,600
              ----------------------------------------------------
                                                           643,100
              ----------------------------------------------------
              Healthcare--0.7%
              Bio-Imaging Technologies, Inc.*    20,600    124,033
              Enzon Pharmaceuticals, Inc.*        6,986    101,367
              ----------------------------------------------------
                                                           225,400
              ----------------------------------------------------
              Industrial and Commercial Machinery--3.6%
              El Paso Corporation                17,000    119,170
              General Electric Company            4,000    119,800
              Hexcel Corporation*                14,800    124,320
              Infineon Technologies AG           11,000    138,820
              Korea Electric Power (KEPCO)
                Corporation                      19,400    182,166
              Lydall, Inc.*                       5,000     48,800
              MagneTek, Inc.*                    17,400    120,060
              Nokia Oyj                           3,000     42,030
              Powerwave Technologies, Inc.*      15,000    101,550
              Rayovac Corporation*                6,000    159,900
              ----------------------------------------------------
                                                         1,156,616
              ----------------------------------------------------
              Investment Companies--0.7%
              iShares MSCI Brazil Index Fund      3,000     42,900
              iShares MSCI France Index Fund      1,500     29,880
              iShares MSCI Taiwan Index Fund      6,000     67,020
              iShares MSCI Malaysia Index Fund    7,000     45,990
              iShares MSCI Hong Kong Index Fund   3,000     29,430
              ----------------------------------------------------
                                                           215,220
              ----------------------------------------------------
              Medical Instruments--2.1%
              Kao Corporation                     5,000    119,387
              Microtek Medical Holdings, Inc.*   38,000    175,940
              Oregon Steel Mills, Inc.*          21,500    183,395
              Osteotech, Inc.*                    7,000     46,480
              STERIS Corporation*                 6,500    144,040
              ----------------------------------------------------
                                                           669,242
              ----------------------------------------------------
              Metal Mining--2.2%
              Cameco Corporation                  3,500    152,355
              Gold Fields Limited                10,500    106,785
              IAMGOLD Corporation                25,000    120,705
              Inco Limited*                       2,000     57,500
              Kaydon Corporation                 10,000    279,700
              ----------------------------------------------------
                                                           717,045
              ----------------------------------------------------
              Miscellaneous Retail--3.1%
              Central Garden & Pet Company*       4,120    158,661
              Circuit City Stores, Inc.          12,000    140,160
              Kohl's Corporation*                 3,000    125,370


                    See Notes to the Financial Statements.

24  April 30, 2004

                         The Tocqueville Genesis Fund

                   Investment Portfolio as of April 30, 2004

                                  (Unaudited)

          Common Stocks (continued)                 Shares   Value
          -----------------------------------------------------------
          Office Depot, Inc.*                       10,000 $  175,100
          Toys "R" Us, Inc.*                         6,500    100,425
          Walgreen Co.                               3,000    103,440
          Winn-Dixie Stores, Inc.                   26,500    201,930
          -----------------------------------------------------------
                                                            1,005,086
          -----------------------------------------------------------
          Motion Pictures--1.2%
          Tokyo Broadcasting System, Inc.           11,000    219,292
          The Walt Disney Company                    7,500    172,725
          -----------------------------------------------------------
                                                              392,017
          -----------------------------------------------------------
          Oil and Gas Extraction--1.1%
          Abraxas Petroleum Corporation*             6,900     15,870
          Global Industries, Ltd.*                   3,000     18,000
          Marathon Oil Corporation                   3,000    100,680
          Repsol YPF, S.A.                           5,000    104,400
          Spinnaker Exploration Company*             1,000     35,670
          Tesco Corporation*                        10,000     72,160
          -----------------------------------------------------------
                                                              346,780
          -----------------------------------------------------------
          Paper and Allied Products--0.5%
          Weyerhaeuser Company                       3,000    177,600
          -----------------------------------------------------------
                                                              177,600
          -----------------------------------------------------------
          Pharmaceuticals--1.8%
          Charles River Laboratories International,
            Inc.*                                    4,000    184,000
          GlaxoSmithKline plc                        5,000    210,000
          King Pharmaceuticals, Inc.*                7,000    120,750
          OraSure Technologies, Inc.*               10,000     84,100
          -----------------------------------------------------------
                                                              598,850
          -----------------------------------------------------------
          Printing and Publishing--1.5%
          American Greetings Corporation*            7,000    143,500
          The Reader's Digest Association, Inc.     11,000    157,630
          Singapore Press Holdings Limited          15,000    185,136
          -----------------------------------------------------------
                                                              486,266
          -----------------------------------------------------------
          Research and Development--1.8%
          Discovery Partners International*         13,622     80,111
          Exult, Inc.*                              41,000    250,510
          Pharmaceutical Product Development,
            Inc.*                                    9,010    266,426
          -----------------------------------------------------------
                                                              597,047
          -----------------------------------------------------------
          Rubber & Misc. Plastic
            Products--1.0%
          Huhtamaki Oyj                             15,000    197,794
          Tupperware Corporation                     6,000    112,380
          -----------------------------------------------------------
                                                              310,174
          -----------------------------------------------------------
          Toy Manufacturing--0.2%
          Leapfrog Enterprises, Inc.*                3,000     64,530
          -----------------------------------------------------------
                                                               64,530
          -----------------------------------------------------------

            Common Stocks (continued)           Shares      Value
            --------------------------------------------------------
            Transportation Equipment--2.0%
            Canadian National Railway
              Company                              3,500 $   132,195
            Material Sciences Corporation*         8,000      77,600
            Quality Distribution Inc.*             4,000      51,000
            Tower Automotive, Inc.*               39,600     202,752
            Visteon Corporation                   16,000     173,760
            OMI Corporation                          100       1,007
            --------------------------------------------------------
                                                             638,314
            --------------------------------------------------------
            Transportation by Air--1.0%
            BAE Systems plc                       32,000     119,027
            Iberia Lineas Aereas de Espana SA     30,000      99,616
            Southwest Airlines Co.                 8,000     114,240
            --------------------------------------------------------
                                                             332,883
            --------------------------------------------------------
            Wireless Mobile Computing
              Systems--0.4%
            Symbol Technologies, Inc.             11,000     132,000
            --------------------------------------------------------
                                                             132,000
            --------------------------------------------------------
            Total Common Stocks (Cost $13,315,575)        13,186,303
            --------------------------------------------------------
                                              Principal
                                                Amount
            U.S. Goverment Bonds--3.1%        ----------
            FHLMC, 3.90%, due 08/27/2009       1,000,000     994,917
            --------------------------------------------------------
            Total U.S. Goverment Bonds
              (Cost $1,000,936)                              994,917
            --------------------------------------------------------
            Short-Term Investments--50.7%
            Repurchase Agreement with
              U.S. Bank, N.A., 0.80%,
              dated 04/30/04, due 05/03/04,
              collateralized by a U.S.
              Treasury Note valued at
              $485,472 Repurchase proceeds
              of $476,032 (cost $746,000).    $  476,000     476,000
            U.S. Treasury Bill,
              0.88%, due 05/13/04              3,000,000   2,999,090
            U.S. Treasury Bill,
              0.95%, due 07/08/04              4,000,000   3,993,200
            U.S. Treasury Bill,
              0.95%, due 07/29/04              3,000,000   2,993,034
            U.S. Treasury Bill,
              0.97%, due 10/21/04              6,000,000   5,967,594
            --------------------------------------------------------
            Total Short-Term Investments
              (Cost $16,429,050)                          16,428,918
            --------------------------------------------------------
            Total Investments
              (Cost $30,745,561)--94.6%                   30,610,138
            Other Assets, less Liabilities--5.4%           1,746,339
            --------------------------------------------------------
            Total Net Assets--100.0%                     $32,356,477
                                                         -----------

* Non-income producing security.
ADR: American Depository Receipt


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 25

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                                April 30, 2004

                                  (Unaudited)

                                                The       Small Cap   International
                                            Tocqueville     Value         Value         Gold        Genesis
                                               Fund         Fund          Fund          Fund         Fund
                                           ------------  -----------  ------------- ------------  -----------
Assets
Investments, at value (1)                  $136,273,509  $89,388,908  $167,546,256  $454,083,939  $30,610,138
Foreign currencies (2)                               --           --     4,568,918            --      225,856
Cash                                             21,032    3,448,441            --     5,310,921      899,680
Receivable for investments sold                      --      339,810       322,568            --    2,217,669
Receivable for fund shares sold                  37,383      696,105       243,165     2,325,168      157,000
Dividends, interest and other receivables       171,248       46,500       868,196           839       24,918
Prepaid assets                                   19,732       17,957        17,523        97,455       55,235
                                           ------------  -----------  ------------  ------------  -----------
Total Assets                                136,522,904   93,937,721   173,566,626   461,818,322   34,190,496
                                           ------------  -----------  ------------  ------------  -----------
Liabilities
Payable to custodian                                 --           --       173,306            --           --
Payable for investments purchased                    --    3,848,985     2,367,634     5,200,000    1,779,693
Payable for fund shares redeemed                 41,956       81,032     1,849,663     3,502,451        4,534
Payable to Adviser                               87,439       57,340       140,039       432,346       25,164
Accrued distribution fee                         26,885       10,448        30,753        24,639        4,353
Accrued expenses and other liabilities           82,871       44,918       109,167       246,588       20,275
                                           ------------  -----------  ------------  ------------  -----------
Total Liabilities                               239,151    4,042,723     4,670,562     9,406,024    1,834,019
                                           ------------  -----------  ------------  ------------  -----------
Net Assets                                 $136,283,753  $89,894,998  $168,896,064  $452,412,298  $32,356,477
                                           ------------  -----------  ------------  ------------  -----------
Net assets consist of:
Paid in capital                            $129,720,253  $72,087,251  $155,897,991  $400,644,312  $31,966,947
Accumulated net investment income (loss)        295,321     (324,932)      385,169    (5,136,204)    (144,477)
Accumulated net realized gain (loss)        (15,896,261)     935,410   (16,831,774)    5,193,738      669,520
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related items                              22,164,440   17,197,269    29,444,678    51,710,452     (135,513)
                                           ------------  -----------  ------------  ------------  -----------
Net assets                                 $136,283,753  $89,894,998  $168,896,064  $452,412,298  $32,356,477
                                           ------------  -----------  ------------  ------------  -----------
Shares of beneficial interest outstanding
  (unlimited shares of $0.01 par value
  authorized)                                 7,018,670    4,908,425    13,878,378    15,599,324    3,173,590
Net asset value and redemption price per
  share                                    $      19.42  $     18.31  $      12.17  $      29.00  $     10.20
                                           ------------  -----------  ------------  ------------  -----------
Maximum offering price per share           $      19.42  $     18.31  $      12.17  $      29.00  $     10.74
                                           ------------  -----------  ------------  ------------  -----------
(1) Cost of Investments                    $114,109,069  $72,191,638  $138,020,183  $402,373,571  $30,745,561
(2) Cost of Foreign Currencies             $         --  $        --  $  4,638,606  $         --  $   223,002

                    See Notes to the Financial Statements.

26  April 30, 2004

                             The Tocqueville Trust

                           Statements of Operations

                    For the Six Months Ended April 30, 2004

                                  (Unaudited)

                                                  The       Small Cap  International
                                              Tocqueville     Value        Value         Gold       Genesis
                                                 Fund         Fund         Fund          Fund        Fund
                                              -----------  ----------  ------------- ------------  ---------
Investment Income:
Dividends*                                    $   943,443  $  272,400   $ 1,680,024  $    882,357  $  61,491
Interest                                          263,586      20,598        46,817       370,674     75,684
                                              -----------  ----------   -----------  ------------  ---------
                                                1,207,029     292,998     1,726,841     1,253,031    137,175
                                              -----------  ----------   -----------  ------------  ---------
Expenses:
Investment Adviser's fee (See Note 3)             521,294     327,277       747,670     2,571,806    180,546
Custody fees                                       17,073      10,542       104,280        81,215     14,831
Fund accounting fees                               17,026      14,180        27,847        32,563     13,098
Transfer agent and shareholder services fees       31,757      23,132        19,792       136,608      6,738
Professional fees                                  26,149      36,497        53,545       132,599     27,749
Distribution fees (See Note 3)                    173,765     109,092       186,918       652,177     36,109
Administration fee (See Note 3)                   104,259      65,455       112,151       391,306     21,666
Printing and mailing expense                        3,532       6,867         7,864        31,034      1,623
Registration fees                                   8,124      17,018        10,298        51,360     11,160
Trustee fees and expenses                           6,509       6,931         6,687        10,630      3,359
Insurance expense                                   2,100         939         1,696         5,583        257
Other expenses                                        120          --           125           490         --
                                              -----------  ----------   -----------  ------------  ---------
  Total expenses before waiver                    911,708     617,930     1,278,873     4,097,371    317,136
    Less: Fees waived (See Note 3)                     --          --            --            --    (35,484)
                                              -----------  ----------   -----------  ------------  ---------
    Net expenses                                  911,708     617,930     1,278,873     4,097,371    281,652
                                              -----------  ----------   -----------  ------------  ---------
Net Investment Income (Loss)                      295,321    (324,932)      447,968    (2,844,340)  (144,477)
                                              -----------  ----------   -----------  ------------  ---------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
    Investments                                 9,263,182     935,454    11,220,432     5,792,560    668,398
    Foreign currency translation                  (62,362)         --      (185,451)       (5,183)     1,248
                                              -----------  ----------   -----------  ------------  ---------
                                                9,200,820     935,454    11,034,981     5,787,377    669,646
  Net change in unrealized appreciation
    (depreciation) on:
    Investments                                   590,657   8,011,539     3,936,528   (92,442,078)   (89,309)
    Foreign currency translation                       --          --       (96,376)       (1,614)     2,623
                                              -----------  ----------   -----------  ------------  ---------
                                                  590,657   8,011,539     3,840,152   (92,443,693)   (86,686)
      Net gain on investments and foreign
        currency                                9,791,477   8,946,993    14,875,133   (86,656,316)   582,960
                                              -----------  ----------   -----------  ------------  ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                   $10,086,798  $8,622,061   $15,323,101  $(89,500,656) $ 438,483
                                              -----------  ----------   -----------  ------------  ---------
* Net of foreign taxes withheld               $        --  $       --   $   199,222  $     65,671  $      --
                                              -----------  ----------   -----------  ------------  ---------

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 27

                             The Tocqueville Trust

                      Statements of Changes in Net Assets

                                                                         The Tocqueville Fund
                                                                      --------------------------
                                                                         For the
                                                                       Six Months      For the
                                                                          Ended      Year Ended
                                                                        April 30,    October 31,
                                                                          2004          2003
                                                                      ------------  ------------
                                                                       (Unaudited)
Operations:
  Net investment income (loss)                                        $    295,321  $    128,359
  Net realized gain (loss) on investments and foreign currency           9,200,820       623,977
  Net change in unrealized appreciation/(depreciation)                     590,657    22,464,083
                                                                      ------------  ------------
    Net increase (decrease) in net assets resulting from operations     10,086,798    23,216,419
Dividends and Distributions to shareholders:
  Net investment income                                                   (128,359)           --
  Net realized gains                                                            --            --
                                                                      ------------  ------------
    Total dividends and distributions                                     (128,359)           --
Fund share transactions:
  Shares sold                                                           10,211,072     6,921,592
  Shares issued in acquisition (see Note 6)                                     --    59,774,252
  Shares issued to holders in reinvestment of dividends                    103,678            --
  Shares redeemed*                                                     (33,486,338)  (10,549,263)
                                                                      ------------  ------------
  Net increase (decrease)                                              (23,171,588)   56,146,581
                                                                      ------------  ------------
    Net increase (decrease) in net assets                              (13,213,149)   79,363,000
Net Assets:
  Beginning of period                                                  149,496,902    70,133,902
                                                                      ------------  ------------
  End of period**                                                      136,283,753   149,496,902
                                                                      ------------  ------------
** Including undistributed net investment income (loss) of:           $    295,321  $         --
                                                                      ------------  ------------
Change in shares outstanding:
  Shares sold                                                              522,621       470,783
  Shares issued in acquisition (see Note 6)                                     --     3,341,209
  Shares issued to holders in reinvestment of dividends                      5,386            --
  Shares redeemed                                                       (1,818,873)     (729,089)
                                                                      ------------  ------------
  Net increase (decrease)                                               (1,290,866)    3,082,903
                                                                      ------------  ------------
* Net of redemption fees of:                                          $      2,278  $        914
                                                                      ------------  ------------

                    See Notes to the Financial Statements.

28  April 30, 2004

                             The Tocqueville Trust

                      Statements of Changes in Net Assets

   Small Cap Value Fund      International Value Fund             Gold Fund                   Genesis Fund
--------------------------  --------------------------  ----------------------------  ---------------------------
   For the                     For the                     For the                      For the    For the Period
 Six Months      For the     Six Months      For the     Six Months       For the     Six Months   October 8, 2003
    Ended      Year Ended       Ended      Year Ended       Ended       Year Ended       Ended         through
  April 30,    October 31,    April 30,    October 31,    April 30,     October 31,    April 30,     October 31,
    2004          2003          2004          2003          2004           2003          2004           2003
------------  ------------  ------------  ------------  -------------  -------------  -----------  ---------------
 (Unaudited)                 (Unaudited)                 (Unaudited)                  (Unaudited)
$   (324,932) $   (297,707) $    447,968  $    661,795  $  (2,844,340) $  (1,801,675) $  (144,477)   $    (9,491)
     935,454    11,700,762    11,034,981       788,659      5,787,377      8,510,763      669,646           (126)
   8,011,539    15,534,885     3,840,152    38,754,532    (92,443,693)   137,947,512      (86,686)       (48,827)
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
   8,622,061    26,937,940    15,323,101    40,204,986    (89,500,656)   144,656,600      438,483        (58,444)
          --            --      (474,880)      (86,751)      (452,569)           (16)          --             --
 (11,288,151)           --            --            --     (7,973,090)    (7,996,144)          --             --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
 (11,288,151)           --      (474,880)      (86,751)    (8,425,659)    (7,996,160)          --             --
  25,572,296    28,892,691    37,061,415    31,081,725    267,141,207    290,362,197   13,162,331     19,674,625
          --            --            --            --             --             --           --             --
  10,595,378            --       443,677        75,693      8,015,104      7,706,433           --             --
 (17,124,224)  (33,192,389)  (13,331,925)  (20,352,243)  (158,371,911)  (138,384,827)    (853,949)        (6,569)
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
  19,043,450    (4,299,698)   24,173,167    10,805,175    116,784,400    159,683,803   12,308,382     19,668,056
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
  16,377,360    22,638,242    39,021,388    50,923,410     18,858,085    296,344,243   12,746,865     19,609,612
  73,517,638    50,879,396   129,874,676    78,951,266    433,554,213    137,209,970   19,609,612             --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
  89,894,998    73,517,638   168,896,064   129,874,676    452,412,298    433,554,213   32,356,477     19,609,612
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
$   (324,932) $         --  $    385,169  $    412,081  $  (5,136,204) $  (1,839,295) $  (144,477)   $        --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
   1,326,808     1,829,153     3,058,095     3,561,893      7,513,023     11,031,535    1,286,735      1,970,057
          --            --            --            --             --             --                          --
     591,590             0        39,368        10,174        228,091        331,032           --             --
    (914,272)   (2,101,549)   (1,137,399)   (2,509,174)    (4,632,147)    (5,567,336)     (82,536)          (666)
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
   1,004,126      (272,396)    1,960,064     1,062,893      3,108,967      5,795,231    1,204,199      1,969,391
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
$     82,574  $    102,505  $     75,252  $     57,629  $   1,147,829  $     610,840  $     5,164    $        --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 29

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund
                         The Tocqueville Genesis Fund

                         Notes to Financial Statements

                                  (Unaudited)

1.  ORGANIZATION

    The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of five separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $1 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The objective of The Tocqueville Genesis Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville Genesis Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. Shares of The Tocqueville Genesis Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 5.00% of the offering price. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES

a) Security valuation

    Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Precious metals are valued at the mean between closing bid and asked prices based on dealer or exchange quotes. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term investments (i.e., fixed income securities having a maturity of less than 60 days and money market securities maturing within 60 days) are stated at cost which, together with accrued interest, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

    Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

30  April 30, 2004

    At October 31, 2003 the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                                                The       Small Cap
                                            Tocqueville     Value     International     Gold        Genesis
                                               Fund         Fund       Value Fund       Fund         Fund
                                           ------------  -----------  ------------- ------------  -----------
Cost of Investments                        $127,995,549  $64,324,865  $106,416,568  $303,654,351  $18,958,073
                                           ------------  -----------  ------------  ------------  -----------
Appreciation                               $ 23,288,423  $14,467,884  $ 29,907,915  $143,053,537  $   109,720
Depreciation                                 (1,714,640)  (5,282,154)   (4,303,389)   (1,785,033)    (158,547)
                                           ------------  -----------  ------------  ------------  -----------
Net unrealized appreciation (depreciation) $ 21,573,783  $ 9,185,730  $ 25,604,526  $141,268,504  $   (48,827)
                                           ------------  -----------  ------------  ------------  -----------
Undistributed ordinary income              $    128,359  $ 1,704,470  $    412,081  $  2,902,419           --
Undistributed long-term capital gain                 --    9,583,636            --     5,523,378           --
                                           ------------  -----------  ------------  ------------  -----------
Distributable income                       $    128,359  $11,288,106  $    412,081  $  8,425,797           --
                                           ------------  -----------  ------------  ------------  -----------

    Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the treatment of wash sale losses and PFIC mark-to-market (Gold Fund only) for tax purposes.

    The tax character of distributions paid during the six months ended April 30, 2004 and the fiscal year ended October 31, 2003 was as follows:

                                             April 30, 2004
                                    ---------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain        Total
                                    ---------- ---------- -----------
           The Tocqueville Fund     $  128,359         -- $   128,359
           Small Cap Value Fund      1,704,506 $9,583,645  11,288,151
           International Value Fund    474,880         --     474,880
           Gold Fund                 2,902,233  5,523,426   8,425,659
           Genesis Fund                     --         --          --

                                            October 31, 2003
                                    ---------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain        Total
                                    ---------- ---------- -----------
           The Tocqueville Fund             --         --          --
           Small Cap Value Fund             --         --          --
           International Value Fund $   86,751         -- $    86,751
           Gold Fund                 1,061,753 $6,934,407   7,996,160
           Genesis Fund                     --         --          --

                                                          Semi-Annual Report 31

    At October 31, 2003, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below (see Note 6).

                                             The
                                         Tocqueville International
                                            Fund      Value Fund
                                         ----------- -------------
             Capital losses expiring in:
                 2008                             --  $12,250,976
                 2009                    $ 5,262,275   12,735,470
                 2010                     19,834,806    3,738,110
                                         -----------  -----------
                                         $25,097,081  $28,724,556
                                         -----------  -----------

--------------------------------------------------------------------------------
c) Foreign currency translation

    Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust's Portfolio Securities Valuation Procedures. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

    The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
d) Written option accounting

    The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium

32  April 30, 2004

originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

--------------------------------------------------------------------------------
e) Use of estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
f ) Other

    Investments and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recorded on the ex-dividend date or for foreign securities for which timely information is not available, when the Trust first learns of the dividend, whichever is earlier. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

    Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets and 1.00% of average daily net assets in excess of $1 billion. In addition, with respect to The Tocqueville Genesis Fund, the Adviser is contractually obligated to waive its fees and/or reimburse expenses to the extent the annual operating expenses of The Tocqueville Genesis Fund exceed 1.95%.

    On June 10, 2004, the Board of Trustees also approved amendments to the Investment Advisory Agreements for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund to increase the advisory fee breakpoints for these Funds. The proposed new breakpoints are as follows: The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of .75% on the first $1 billion of the average daily net assets of each Fund, and .65% of the average daily net assets in excess of $1 billion; The Tocqueville International Value Fund and The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of each Fund, and .75% of the average daily net assets in excess of $1 billion.

                                                          Semi-Annual Report 33

    The proposed changes relating to the increase in advisory fee breakpoints are subject to approval by Fund shareholders and it is anticipated that shareholders will be asked to approve these changes in the near future.

    Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2004, the Adviser has made payments of $34,858, $21,890, $37,501, $130,750 and
$10,000 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund, respectively.

    For the six months ended April 30, 2004, Tocqueville waived fees of $35,484 for The Tocqueville Genesis Fund.

    Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

    Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund for the six months ended April 30, 2004, were $128,523, $43,306, $38,220, $261,076 and $116,634, respectively.

--------------------------------------------------------------------------------
4.  FUND SHARE TRANSACTIONS

    The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust's Prospectus dated March 1, 2004, as supplemented on June 17, 2004. For a more detailed description of when the redemption fee does not apply, please see the Trust's Prospectus. The Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

--------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term instruments) for the six months ended April 30, 2004 are summarized below.

                              Tocqueville  Tocqueville  Tocqueville  Tocqueville
                  Tocqueville  Small Cap  International    Gold        Genesis
                     Fund     Value Fund   Value Fund      Fund         Fund
                  ----------- ----------- ------------- ------------ -----------
Purchases:
  U.S. Government $13,946,925 $        --  $        --  $         -- $ 1,000,025
  Other            53,216,940  10,022,618   52,979,237   208,859,695  27,475,368
                  ----------- -----------  -----------  ------------ -----------
Sales:
  U.S. Government $ 5,000,250 $        --  $        --  $         -- $        --
  Other            32,555,903   9,402,700   35,158,778    36,518,879  20,176,435
                  ----------- -----------  -----------  ------------ -----------


34  April 30, 2004

--------------------------------------------------------------------------------
6.  ACQUISITION INFORMATION

    Effective prior to the commencement of business on October 31, 2003, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Gintel Fund, a single series. The Tocqueville Fund issued 3,341,209 shares (valued at $59,774,252) for the 6,538,848 shares outstanding of the Gintel Fund. The net assets of the Gintel Fund, $59,774,252, included net unrealized appreciation on investments of $28,019 and accumulated net realized losses of $47,209,292. The Gintel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $19,834,806 to offset future capital gains.

    Effective prior to the commencement of business on July 9, 2002, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Lepercq-Istel Fund, the single series of the Lepercq-Istel Trust. The Tocqueville Fund issued 1,036,399 shares (valued at $15,928,833) for the 1,240,708 shares outstanding of the Lepercq-Istel Fund. The net assets of the Lepercq-Istel Fund, $15,928,833, included net unrealized depreciation on investments of $2,968,061 and accumulated net realized losses of $7,917,312. The Lepercq-Istel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $5,839,853 to offset future capital gains.

                                                          Semi-Annual Report 35

1.  ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees

                                                                                       # of
                                                                                    Portfolios
                                         Term of                                     in Fund
                         Position(s)   Office and                                    Complex
                          Held with     Length of         Principal Occupation       Overseen   Other Directorships
Name, Age and Address     the Trust    Time Served       During Past Five Years     By Trustee    Held by Trustee
---------------------    ----------- ---------------- ----------------------------- ---------- ----------------------

Inge Heckel (64)           Trustee   Indefinite Term, President, New York School of     5      Director, Sir John
1675 Broadway                        16 Years Served  Interior Design, 1996 to                 Soane Museum
New York, NY 10019                                    present.                                 Foundation; Member
                                                                                               of the Advisory
                                                                                               Council, the Institute
                                                                                               of Classical
                                                                                               Architecture.

Lucille G. Bono (70)       Trustee   Indefinite Term, Retired. Formerly, Financial      5      None
1675 Broadway                        5 Years Served   Services Consultant from 1997
New York, NY 10019                                    to 2000; Operations and
                                                      Administrative Manager,
                                                      Tocqueville Asset
                                                      Management L.P. and
                                                      Tocqueville Securities, L.P.
                                                      from January 1995 to
                                                      November 1997.

Larry M. Senderhauf (55)   Trustee   Indefinite Term, Retired. Administrator and        5      None
1675 Broadway                        5 Years Served   Trustee, LMS 33 Profit and
New York, NY 10019                                    Pension Sharing Fund from
                                                      1983 to 2004.

Guy A. Main (67)           Trustee   Indefinite Term, Retired. Formerly, Executive      5      Director, Amwest
1675 Broadway                        3 Years Served   Vice President, Amwest                   Insurance Group,
New York, NY 10019                                    Insurance Group, Inc. from               Inc. from April 1996
                                                      April 1996 to January 2001;              to January 2001;
                                                      Chairman, President and Chief            Chairman,
                                                      Executive Officer, Condor                Association of
                                                      Services Inc. from April 1989            California Insurance
                                                      to April 1996.                           Companies from
                                                                                               January 1996 to
                                                                                               January 1998;
                                                                                               Director, Condor
                                                                                               Services Inc. from
                                                                                               April 1989 to April
                                                                                               1996.

36  April 30, 2004

                                                                                           # of
                                                                                        Portfolios
                                            Term of                                      in Fund
                         Position(s)      Office and                                     Complex
                          Held with        Length of           Principal Occupation      Overseen   Other Directorships
Name, Age and Address     the Trust       Time Served         During Past Five Years    By Trustee    Held by Trustee
---------------------    ----------- --------------------- ---------------------------- ---------- ---------------------

Charles W. Caulkins (47)   Trustee   Indefinite Term, less Founder and President, Arbor     5      Director, Phoenix
1675 Broadway                        than 1 Year Served    Marketing, Inc. from October            House from January
New York, NY 10019                                         1994 to present.                        2001 to present;
                                                                                                   Director, Bridges 2
                                                                                                   Community from
                                                                                                   July 2002 to present.

James W. Gerard (42)       Trustee   Indefinite Term,      Principal, Argus Advisors        5      Vice Chairman and
Argus Advisors                       2 Years Served        International, LLC from                 Treasurer, ASPCA
International LLC                                          August 2003 to present;                 from 1997 to
36 West 44th Street                                        Managing Director, The Chart            present; Director,
Suite 610                                                  Group from January 2001 to              Phoenix House, from
New York, NY 10036                                         present; Managing Principal,            1995 to present;
                                                           Ironbound Partners from                 Member of
                                                           October 1998 to December                Supervisory Board,
                                                           2000; Director of Sales and             Hunzinger
                                                           Marketing, Tocqueville Asset            Information AG
                                                           Management L.P. from 1993               from November
                                                           to 1998.                                2003 to present.

                                                          Semi-Annual Report 37

Interested Trustees (and Officers)*

                                                                                        # of
                                                                                     Portfolios
                                         Term of                                      in Fund
                         Position(s)   Office and                                     Complex
                          Held with     Length of          Principal Occupation       Overseen   Other Directorships
Name, Age and Address     the Trust    Time Served        During Past Five Years     By Trustee    Held by Trustee
---------------------    ----------- ---------------- ------------------------------ ---------- ---------------------

Francois D. Sicart (60)  Chairman,   Indefinite Term, Founder, Tocqueville               5      Chairman and
1675 Broadway            Principal   16 Years Served  Management Corporation, the               Director,
New York, NY 10019       Executive                    General Partner of Tocqueville            Tocqueville
                         Officer                      Asset Management L.P. and                 Management
                         and                          Lepercq, de Neuflize/                     Corporation, the
                         Trustee                      Tocqueville Securities L.P.               General Partner of
                                                      from January 1990 to present;             Tocqueville Asset
                                                      Chairman and Chief Executive              Management L.P.
                                                      Officer, Tocqueville Asset                and Lepercq, de
                                                      Management Corp. from                     Neuflize/
                                                      December 1985 to January                  Tocqueville
                                                      1990; Vice Chairman of                    Securities, L.P. from
                                                      Tucker Anthony Management                 January 1990 to
                                                      Corporation from 1981 to                  present; Chairman,
                                                      October 1986; Vice President              Tocqueville Asset
                                                      (formerly general partner)                Management Corp.
                                                      among other positions with                from December 1985
                                                      Tucker Anthony, Inc. from                 to January 1990;
                                                      1969 to January 1990.                     Vice Chairman of
                                                                                                Tucker Anthony
                                                                                                Management
                                                                                                Corporation from
                                                                                                1981 to October
                                                                                                1986.

Robert Kleinschmidt (54) President,  Indefinite Term, President, Chief Investment        5      Director,
1675 Broadway            Principal   12 Years Served  Officer and Director,                     Tocqueville
New York, NY 10019       Operating                    Tocqueville Management                    Management
                         Officer,                     Corporation and President,                Corporation, the
                         Principal                    Tocqueville Asset                         General Partner of
                         Financial                    Management L.P. from                      Tocqueville Asset
                         Officer,                     January 1994 to present; and              Management L.P.
                         and                          Managing Director from July               and Lepercq, de
                         Trustee                      1991 to January 1994; Partner,            Neuflize/Tocqueville
                                                      David J. Greene & Co. from                Securities, L.P.
                                                      May 1978 to July 1991.

* "Interested person" of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Adviser. Mr. Gerard may be considered an "interested person" as a result of his prior ownership interest in securities of a control person of the Adviser.

38  April 30, 2004

                                                                                    # of
                                                                                 Portfolios
                                       Term of                                    in Fund
                      Position(s)    Office and                                   Complex
                       Held with      Length of         Principal Occupation      Overseen  Other Directorships
Name, Age and Address  the Trust     Time Served       During Past Five Years    By Trustee   Held by Trustee
--------------------- ----------- ------------------ --------------------------- ---------- -------------------

Roger Cotta (65)      Secretary,  Indefinite Term,   Chief Operating Officer,       N/A             N/A
1675 Broadway         Treasurer   Secretary, 2 Years Tocqueville Asset
New York, NY 10019                Served; Treasurer; Management L.P. from 2001
                                  1 Year Served      to present; CFO and
                                                     Compliance Officer, Needham
                                                     & Co. from 1992 to 2001.

Elizabeth Bosco (56)  Compliance  Indefinite Term,   Compliance Officer,            N/A             N/A
1675 Broadway         Officer     1 Year Served      Tocqueville Asset
New York, NY 10019                                   Management L.P. from 1997
                                                     to present.

                                                          Semi-Annual Report 39

                              Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor

               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent

                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian

                                U.S. Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees

                           Francois Sicart--Chairman
                                Lucille G. Bono
                              Charles W. Caulkins
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                                  Guy A. Main
                              Larry M. Senderhauf

[LOGO]

Tocqueville Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.tocquevillefunds.com



                                                                   TQRPSEMI  04

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors that were implemented after the Registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(g) of Schedule 14A, or this Item 9.

Item 10. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)  (1) Not Applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certification of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C.
     (S) 1350. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) The Tocqueville Trust
                 --------------------------------

     By (Signature and Title) /s/ Robert W. Kleinschmidt
                             ------------------------------------------
                                 Robert W. Kleinschmidt, President

     Date  7/8/04
          --------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert W. Kleinschmidt
                             ------------------------------------------
                                 Robert W. Kleinschmidt, President

     Date  7/8/04
          --------------


     By (Signature and Title) /s/ Roger Cotta
                             ------------------------------------------
                                 Roger Cotta, Treasurer

     Date  7/8/04
          --------------